UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 14, 2012

       Portlogic Systems Inc.

(Exact name of registrant as specified in its charter)

Nevada

333-151434

20-2000407

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

100 King St. W., Suite 5700, Toronto, Ontario, Canada

M5X 1K7

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code

(647) 847-8350

_________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 14, 2012, we entered into an IR Consulting Agreement with Michael Callahan (“Consultant”). The Agreement provides that Portlogic Systems Inc. (“Portlogic”) appoints the Consultant to assist Portlogic in getting exposure to investors in the United States and Canada. The term of this Agreement will commence on May 15, 2012 and continue on a month-to-month basis. After three months and a performance evaluation, the Agreement may be extended. The Consultant will receive a monthly cash payment of $5000 for his services. Additionally, the Consultant will receive stock options to purchase 250,000 common shares exercisable at a price of $0.50 per share for a period of one year. The stock options will vest at a rate of 62,500 quarterly over the 12 month period.

The IR Consultant Agreement between Portlogic Systems Inc. and Michael Callahan is filed as Exhibit 10.1 to this report, incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including: our ability to continue as a going concern, the various interrelationships between our officers and directors which may cause conflicts of interest, amendments to current regulations adversely affecting our business, results of operations and prospects, our ability to raise additional capital, that we do not carry insurance and we may be subject to significant lawsuits which could significantly increase our expenses, and such other risks and uncertainties as may be detailed from time to time in our public announcements and filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

10.1

IR Consultant Agreement between Portlogic Systems Inc. and Michael Callahan dated May 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Portlogic Systems Inc.

(Registrant)

Date: May 14, 2012

/s/ Jueane Thiessen

(Signature)

Name:

Jueane Thiessen

Title:

Chief Financial Officer